UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Soliciting Material Under Rule 14a-12

LUBY’S, INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
PARCHE, LLC
RCG ENTERPRISE, LTD
RCG STARBOARD ADVISORS, LLC
RAMIUS CAPITAL GROUP, L.L.C.
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
STEPHEN FARRAR
WILLIAM J. FOX
BRION G. GRUBE
MATTHEW Q. PANNEK
JEFFREY C. SMITH
GAVIN MOLINELLI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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On November 30, 2007, Starboard Value and Opportunity Master Fund Ltd. (“Starboard”), an affiliate of Ramius Capital Group, L.L.C. (“Ramius Capital”), together with the other participants named herein, made a definitive filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying GOLD proxy card to be used to solicit votes for the election of its nominees at the 2008 annual meeting of shareholders of Luby’s, Inc., a Delaware corporation (the “Company”).

Item 1:  On December 17, 2007, Starboard issued the following press release:

RAMIUS CAPITAL FILES PRESENTATION FOR LUBY’S SHAREHOLDERS

Outlines Material Conflicts of Interest Among Luby’s Management and the Board

Concerned that Luby’s Board Members Have Limited Industry Experience

Independent Nominees Outline Ideas for Improving Luby’s Operations and Enhancing Long-Term Shareholder Value

New York – December 17, 2007– Starboard Value and Opportunity Master Fund Ltd., an affiliate of RCG Starboard Advisors, LLC and Ramius Capital Group, L.L.C. (collectively, “Ramius”), today announced that it filed with the Securities and Exchange Commission on December 14, 2007 a presentation for shareholders of Luby’s, Inc. (“Luby’s” or the “Company”) (NYSE: LUB).  Ramius is urging all shareholders of Luby’s to vote for its four independent director nominees at the Company’s upcoming 2008 Annual Meeting, scheduled for January 15, 2008.  The presentation and other proxy materials are available at www.ShareholdersForLubys.com or www.sec.gov.

The presentation outlines material conflicts of interest that involve Luby’s management and the Board. The presentation also highlights Luby’s history of ignoring shareholders’ best interests and describes the independent nominees’ ideas for strategic initiatives to improve the business.  Specifically, the presentation addresses:

-	Material conflicts of interest among Luby’s management team and the Board;

-	The Company’s history of ignoring shareholders’ best interests by:

o	allowing the Pappases to gain effective control of Luby’s without paying a control premium, and

o	refusing to declassify the board of directors despite shareholders affirmative vote to do so;

-	Anti-takeover measures that serve to insulate the current board of directors and make it less accountable to shareholders;

-	The Company’s poor operating performance relative to peers;

-	Luby’s nominees’ lack of restaurant industry experience;

-	Ramius’ independent nominees’ substantial restaurant industry and corporate finance experience; and

-	Strategic initiatives for improving the business proposed by the independent nominees.

Ramius’ knowledgeable, experienced and truly independent director nominees will provide a renewed focus on improving operations, corporate governance and management accountability through more effective Board oversight and our nominees are committed to working constructively with the other Luby’s directors and management in order to ensure that the Company is run for the best interest of all shareholders.

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

On November 30, 2007, Starboard Value and Opportunity Master Fund Ltd., an affiliate of Ramius Capital Group, L.L.C. (“Ramius Capital”), together with the other participants named herein, made a definitive filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying GOLD proxy card to be used to solicit votes for the election of its nominees at the 2008 annual meeting of shareholders of Luby’s, Inc., a Delaware corporation (the “Company”).

RAMIUS CAPITAL ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.  THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE NUMBER:  (877) 800-5185.

The participants in the proxy solicitation are Starboard Value and Opportunity Master Fund Ltd., a Cayman Islands exempted company  (“Starboard”), Parche, LLC, a Delaware limited liability company (“Parche”), RCG Enterprise, Ltd, a Cayman Islands exempted company (“RCG Enterprise”), RCG Starboard Advisors, LLC, a Delaware limited liability company (“RCG Starboard”), Ramius Capital Group, L.L.C., a Delaware limited liability company (“Ramius Capital”), C4S & Co., L.L.C., a Delaware limited liability company (“C4S”), Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss, Jeffrey M. Solomon, Stephen Farrar, William J. Fox, Brion G. Grube, Matthew Q. Pannek, Jeffrey C. Smith and Gavin Molinelli  (the “Participants”).

As of December 13, 2007, Starboard beneficially owned 1,778,616 shares of Common Stock of the Company and Parche beneficially owned 338,784 shares of Common Stock of the Company. As the sole non-managing member of Parche and owner of all economic interests therein, RCG Enterprise is deemed to beneficially own the 338,784 shares of Common Stock of the Company owned by Parche. As the investment manager of Starboard and the managing member of Parche, RCG Starboard Advisors is deemed to beneficially own the 1,778,616 shares of Common Stock of the Company owned by Starboard and the 338,784 shares of Common Stock of the Company owned by Parche. As the sole member of RCG Starboard Advisors, Ramius Capital is deemed to beneficially own the 1,778,616 shares of Common Stock of the Company owned by Starboard and the 338,784 shares of Common Stock of the Company owned by Parche. As the managing member of Ramius Capital, C4S is deemed to beneficially own the 1,778,616 shares of Common Stock of the Company owned by Starboard and the 338,784 shares of Common Stock of the Company owned by Parche. As the managing members of C4S, each of Mr. Cohen, Mr. Stark, Mr. Strauss and Mr. Solomon is deemed to beneficially own the 1,778,616 shares of Common Stock of the Company owned by Starboard and the 338,784 shares of Common Stock of the Company owned by Parche. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of such shares of Common Stock of the Company except to the extent of their pecuniary

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interest therein. As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Messrs. Farrar, Fox, Grube, Pannek, Smith and Molinelli are deemed to beneficially own the 1,778,616 shares of Common Stock of the Company owned by Starboard and the 338,784 shares of Common Stock of the Company owned by Parche. Messrs. Farrar, Fox, Grube, Pannek, Smith and Molinelli each disclaim beneficial ownership of shares of Common Stock of the Company that they do not directly own.

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Contact:

Media & Shareholders:
Sard Verbinnen & Co.
Dan Gagnier or Renée Soto, 212-687-8080

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